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EXHIBIT 10.17

                               LEASE AMENDMENT #7

ORIGINAL LEASE DATE:    March 27, 1995

LEASE AMENDMENT DATE:           September 8, 1998

LANDLORD:                       SPIEKER PROPERTIES, L.P.
                                a California limited partnership,
                                Successor in interest to 999 BW Corporation, a Delaware corporation

TENANT:                         ACTUATE SOFTWARE CORPORATION
                                a California Corporation

Landlord and Tenant, by executing this Lease Amendment #7 as provided do hereby further amend the Original Lease referred to above, as previously amended in Lease Amendments #1 through #6, (the "Lease") as follows:

1.   Premises
     --------

     The Premises of the Lease as defined per the Original Lease Agreement and as previously amended, shall be amended such that effective December 1, 1998, approximately 5,491 square feet of rentable space on the second floor of 999 Baker Way, known as suite #200, shall be added to the Original Lease Agreement. Total square footage shall increase from 14,939 to 20,430 rentable square feet.

2.   Rental
     ------

     Rent for the Premises shall be as follows:

     12/01/98-05/31/00   $58,225.50 per month.  In addition to the new base
                         monthly rental above, Tenant shall be responsible for its proportionate share of increases in operating expenses over the base year per Paragraph 3 of this Lease Agreement.

     06/01/00-05/31/02   $60,268.50 per month.  In addition to the new base
                         monthly rental above, Tenant shall be responsible for its proportionate share of increases in operating expenses over the base year per Paragraph 3 of this Lease Agreement.

3.   Proportionate Share
     -------------------

     Effective December 1, 1998, Tenant's proportionate share shall increase from 23.76% to 32.50%.

4.   Tenant Improvements
     -------------------

     Tenant shall accept the Premises in "as-is" condition.

All other terms and conditions of the Lease shall apply to this Lease Amendment #7. Agreed to this 28 day of September, 1998.
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LANDLORD:
--------
SPIEKER PROPERTIES, L.P.
a California limited partnership

By:  Spieker Properties, Inc.
     a Maryland corporation,
     its general partner

By:  /s/ Peter H. Schnugg
     --------------------
     Peter H. Schnugg
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Its:   Senior Vice President
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Date:  9/28/98
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TENANT:
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ACTUATE SOFTWARE CORPORATION
a California Corporation

By:  /s/ D A Gaudreau
     ----------------
     Dan Gaudreau

Its: Vice President of Finance and Administration, Chief Financial Officer
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Date: 9/16/98
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